SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):

                                  July 18, 1997

                                GEOKINETICS INC.

               (Exact name of Registrant as specified in charter)

            Delaware                   0-9268              94-1690082
 (State or other jurisdiction of    (Commission           (IRS Employer
          incorporation)            File Number)        Identification No.)

5555 San Felipe, Suite 780, Houston, Texas               77056
(Address of principal executive offices)               (Zip Code)

Registrant's telephone number including area code: (713) 850-7600
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ITEM 1.     CHANGES IN CONTROL OF REGISTRANT.

            On July 18, 1997, Geokinetics Inc., a Delaware corporation ("Registrant") entered into a Securities Purchase and Exchange Agreement (the "Purchase Agreement") with Blackhawk Investors, L.L.C. ("Blackhawk"), William R. Ziegler, an individual resident of the state of New York ("Ziegler"), and Steven A. Webster, an individual resident of the State of Texas ("Webster") (Blackhawk, Ziegler and Webster being sometimes referred to collectively as the "Blackhawk Group"). Pursuant to the Purchase Agreement, the Blackhawk Group acquired from Registrant (i) 5,500,000 newly-issued shares of Registrant's Common Stock, par value $.20 per share ("Common Stock"), (ii) 187,500 newly-issued shares of Registrant's Series A Preferred Stock (convertible into an aggregate of 2,500,000 shares of Common Stock), and (iii) Shadow Warrants to purchase up to an additional 7,104,103 shares of Common Stock at a price of $.20 per share, in exchange for (x) an aggregate of $5,500,000 in cash paid to the Registrant and (y) the exchange of certain indebtedness in the principal amount of $500,000 owed by Registrant to Ziegler and Webster. The shares of Common Stock acquired by the Blackhawk Group, pursuant to the Purchase Agreement, represent 62.2% of the Registrant's outstanding Common Stock. The Shadow Warrants issued to the Blackhawk Group are only exercisable in the event that certain warrants previously issued by the Registrant are exercised in the future.

            On July 24, 1997, Registrant entered into a Letter Agreement re Additional Investment pursuant to which the Blackhawk Group invested an additional $1,000,000 in cash in Registrant and the Registrant will issue 100,000 shares of Registrant's Series B Preferred Stock (convertible into an aggregate of 1,333,333 shares of Common Stock). The terms of the Series B Preferred Stock are identical to the terms of the Series A Preferred Stock except that the Series B Preferred Stock will automatically be converted into shares of Common Stock on January 1, 1998.

            Blackhawk is an investment limited liability company. The members of Blackhawk, including Ziegler and Webster, provided the funds for the acquisition of Registrant's securities and the other transactions contemplated by the Purchase Agreement.

            As an inducement to the consummation of the transactions contemplated by the Purchase Agreement, Registrant entered into an Investment Monitoring Agreement with Blackhawk and Blackhawk Capital Partners, L.P., the managing member of Blackhawk ("Blackhawk Capital") pursuant to which Blackhawk Capital was appointed to oversee Blackhawk's investments in Registrant pursuant to the Purchase Agreement. Blackhawk Capital will be paid a fee of $25,000 per year by Registrant under the Investment Monitoring Agreement.

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            Reference is made to the information set forth under Item 5 below regarding certain resignations of members of the Registrant's Board of Directors and the appointment of two new members of Registrant's Board of Directors.

ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS.

            On July 18, 1997, Registrant acquired all of the outstanding capital stock of Signature Geophysical Services, Inc., a Michigan corporation ("SGS") from Gallant Energy, Inc., a Texas corporation ("GEI") pursuant to the terms of a Stock Purchase Agreement (the "SGS Agreement") among Registrant, SGS, GEI and James V. Gallant, an individual resident of the State of Texas and sole shareholder of GEI ("Gallant"). Pursuant to the SGS Agreement, Registrant acquired 500 shares of the outstanding common stock of SGS (the "SGS shares") in exchange for 400,000 newly-issued shares of Registrant's Common Stock to GEI. Effective July 18, 1997, the Registrant also entered into an Employment Agreement with Gallant, pursuant to which Gallant was granted options to purchase up to 400,000 shares of Common Stock at an exercise price of $0.75 per share depending on the financial performance of SGS during the period from July 18, 1997 to September 30, 1999. The amount of consideration paid by Registrant to GEI for the acquisition of the SGS Shares was determined as a result of arms-length negotiations and agreement between unrelated parties.

            SGS, based in Houston, Texas, is engaged in the business of providing 2-D and 3-D seismic surveys of oil and gas properties, focusing on the Permian Basin and the U. S. Gulf Coast, with a special emphasis on coastal swamp operations.

            The description contained herein of Registrant's acquisition of the SGS Shares is qualified in its entirety by reference to the SGS Agreement, which is attached hereto as Exhibit 2.2 and incorporated herein by reference.

ITEM 5.     OTHER EVENTS.

            Certain changes in the directors and officers of Registrant were announced in the Press Release dated July 18, 1997 which is attached hereto as Exhibit 99 and incorporated herein by reference. Effective July 18, 1997, Michael D. Hale, William H. Murphy and Herbert H. Hedick tendered their respective resignations as members of Registrant's Board of Directors, and William R. Ziegler, a partner of the New York law firm of Parson & Brown and Steven A. Webster, Chairman and Chief Executive Officer of Falcon Drilling Company, Inc., were appointed to be two of the three members of the Board of Directors. In addition, the Board of Directors named (i) Jay D. Haber as Chairman and Chief Executive Officer, (ii) Lynn Turner as President and Chief Operating Officer of Registrant and (iii) Thomas
            J. Concannon as Vice President and Chief Financial Officer.

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ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

            (a)   Financial Statements of Business Acquired

                  As of the date of filing of this Current Report on Form 8-K, it is impracticable to provide the financial statements required by this Item 7(a) with respect to the acquisition of Signature Geophysical Services, Inc. In accordance with Item 7(a)(4) of Form 8-K, such financial statements shall be filed by amendment to this Form 8-K no later than 60 days after August 4, 1997.

            (b)   Pro Forma Financial Information

                  As of the date of filing of this Current Report on Form 8-K, it is impracticable to provide the financial information by this Item 7(b). In accordance with Item 7(b) of Form 8-K, such financial information shall be filed by amendment to this Form 8-K no later than 60 days after August 4, 1997.


            (c)   Exhibits

                  (2.1) Securities Purchase and Exchange Agreement dated as of July 18, 1997 among Registrant, Blackhawk Investors, L.L.C., William R. Ziegler, and Steven
                              A. Webster. Registrant hereby agrees to furnish supplementally to the Securities and Exchange Commission upon request a copy of any omitted Schedule, all of which are listed on the last page of the Securities Purchase and Exchange Agreement.

                  (2.2) Stock Purchase Agreement dated as of June 25, 1997 among Registrant, Signature Geophysical Services, Inc., Gallant Energy, Inc. and James Gallant. (Registrant hereby agrees to furnish supplementally to the Securities and Exchange Commission upon request a copy of any omitted Schedule to the Signature Geophysical Services, Inc. Disclosure Schedule.)

                  (2.3) Letter Agreement re Additional Investment dated July 24, 1997, between Registrant and Blackhawk Investors, L.L.C.

                  (4)         Statement of Designation of Series A Preferred
                              Stock

                  (10.1) Employment Agreement dated July 15, 1997, among the Registrant, Signature Geophysical Services, Inc., and James V. Gallant

                  (10.2) Investment Monitoring Agreement dated July 18, 1997, between the Registrant and Blackhawk Capital Partners, L.P.

                  (99)        Press Release Dated July 18, 1997

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned herein to duly authorized.

Dated:      August 4, 1997

                                          GEOKINETICS INC.


                                          By: /s/ JAY D. HABER
                                                  Jay D. Haber, President

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